                          SUPPLEMENTAL INDENTURE NO. 2


                                      FROM


                            OKLAHOMA GAS AND ELECTRIC
                                     COMPANY


                                       TO


                                NATIONSBANK, N.A.


                                     TRUSTEE


                               ------------------

                            DATED AS OF JULY 1, 1997




                            SUPPLEMENTAL TO INDENTURE
                           DATED AS OF OCTOBER 1, 1995

                                TABLE OF CONTENTS


     Parties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     Recitals. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

                                   ARTICLE ONE
                       RELATION TO INDENTURE; DEFINITIONS

     SECTION 1.01    Integral Part of Indenture. . . . . . . . . . . . . . . 2
     SECTION 1.02    (a)  Definitions. . . . . . . . . . . . . . . . . . . . 2
                     (b)  References to Articles and Sections. . . . . . . . 2
                     (c)  Terms Referring to this Supplemental Indenture . . 2

                                   ARTICLE TWO
                  6.65% SENIOR NOTES, SERIES DUE JULY 15, 2027

     SECTION 2.01    Designation and Principal Amount. . . . . . . . . . . . 2
     SECTION 2.02    Stated Maturity Date. . . . . . . . . . . . . . . . . . 2
     SECTION 2.03    Interest Payment Dates. . . . . . . . . . . . . . . . . 2
     SECTION 2.04    Office for Payment. . . . . . . . . . . . . . . . . . . 2
     SECTION 2.05    Redemption Provisions . . . . . . . . . . . . . . . . . 3
     SECTION 2.06    Mandatory Repurchase Provisions . . . . . . . . . . . . 4
     SECTION 2.07    Authorized Denominations. . . . . . . . . . . . . . . . 4
     SECTION 2.08    Related Series of First Mortgage Bonds. . . . . . . . . 4
     SECTION 2.09    Form of 6.65% Senior Notes, Series Due
                     July 15, 2027 . . . . . . . . . . . . . . . . . . . . . 4

                                  ARTICLE THREE
                  6.50% SENIOR NOTES, SERIES DUE JULY 15, 2017

     SECTION 3.01    Designation and Principal Amount. . . . . . . . . . . . 5
     SECTION 3.02    Stated Maturity Date. . . . . . . . . . . . . . . . . . 5
     SECTION 3.03    Interest Payment Dates. . . . . . . . . . . . . . . . . 5
     SECTION 3.04    Office for Payment. . . . . . . . . . . . . . . . . . . 5
     SECTION 3.05    Redemption Provisions . . . . . . . . . . . . . . . . . 5
     SECTION 3.06    Mandatory Repurchase Provisions . . . . . . . . . . . . 6
     SECTION 3.07    Authorized Denominations. . . . . . . . . . . . . . . . 7
     SECTION 3.08    Related Series of First Mortgage Bonds. . . . . . . . . 7
     SECTION 3.09    Form of 6.50% Senior Notes, Series Due
                     July 15, 2017 . . . . . . . . . . . . . . . . . . . . . 7

                                       (i)

                                  ARTICLE FOUR
                              ADDITIONAL COVENANTS

     SECTION 4.01    Limitations on Liens. . . . . . . . . . . . . . . . . . 7
     SECTION 4.02    Limitations on Sale and Lease-Back Transactions . . . . 9
     SECTION 4.03    Definitions . . . . . . . . . . . . . . . . . . . . . . 10

                                  ARTICLE FIVE
                             AMENDMENT TO INDENTURE

     SECTION 5.01    Amendment to Section 13.02(a)(1) of Indenture . . . . . 11

                                   ARTICLE SIX
                                  MISCELLANEOUS

     SECTION 6.01    Recitals of fact, except as stated, are statements
                     of the Company. . . . . . . . . . . . . . . . . . . . . 11
     SECTION 6.02    Supplemental Indenture to be construed as a part
                     of the Indenture. . . . . . . . . . . . . . . . . . . . 11
     SECTION 6.03    (a)  Trust Indenture Act to control . . . . . . . . . . 11
                     (b)  Severability of provisions contained in
                          Supplemental Indenture and Notes . . . . . . . . . 12
     SECTION 6.04    References to either party in Supplemental Indenture
                     include successors or assigns . . . . . . . . . . . . . 12
     SECTION 6.05    (a)  Provision for execution in counterparts. . . . . . 12
                     (b)  Table of Contents and descriptive headings
                          of Articles not to affect meaning. . . . . . . . . 12


                                       (ii)

     SUPPLEMENTAL INDENTURE No. 2, made as of the 1st day of July, 1997, by and between OKLAHOMA GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of Oklahoma (the "Company"), and NationsBank, N.A., a national banking association duly organized and existing under the laws of the United States of America, as trustee (the "Trustee"):

WITNESSETH:

     WHEREAS, the Company has heretofore executed and delivered its Indenture (hereinafter referred to as the "Indenture"), made as of October 1, 1995; and

     WHEREAS, the Company has heretofore executed and delivered its Supplemental Indenture No. 1 dated as of October 16, 1995, adding to the covenants, conditions and agreements of the Indenture certain additional covenants, conditions and agreements to be observed by the Company, and creating two series of Notes designated "7.30% Senior Notes, Series due October 15, 2025" and "6.250% Senior Notes, Series due October 15, 2000"; and

     WHEREAS, Section 2.05 of the Indenture provides that Notes shall be issued in series and that a Company Order shall specify the terms of each series; and

     WHEREAS, Boatmen's First National Bank of Oklahoma was formerly the Trustee under the Indenture and NationsBank, N.A. has succeeded Boatmen's First National Bank of Oklahoma as Trustee pursuant to Section 9.13 of the Indenture; and

     WHEREAS, the Company has this day delivered a Company Order setting forth the terms of two series of Notes designated "6.65% Senior Notes, Series due July 15, 2027" (hereinafter sometimes referred to as the "Senior Notes due 2027") and "6.50% Senior Notes, Series due July 15, 2017" (hereinafter sometimes referred to as the "Senior Notes due 2017"); and

     WHEREAS, Section 13.01 of the Indenture provides that the Company and the Trustee may enter into indentures supplemental thereto for the purposes, among others, of establishing the form of Notes or establishing or reflecting any terms of any Note and adding to the covenants of the Company; and

     WHEREAS, the execution and delivery of this Supplemental Indenture No. 2 (herein, "this Supplemental Indenture") have been duly authorized by a resolution adopted by the Board of Directors of the Company;

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     That in order to set forth the terms and conditions upon which the Senior Notes due 2027 and Senior Notes due 2017 are, and are to be, authenticated, issued and delivered, and in consideration of the premises of the purchase and acceptance of the Senior Notes due 2027 and Senior Notes due 2017 by the Holders hereof and the sum of one dollar duly paid to it by the
                                       1

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Trustee at the execution of this Supplemental Indenture, the receipt whereof is hereby acknowledged, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective Holders from time to time of the Senior Notes due 2027 and Senior Notes due 2017, as follows:

                                  ARTICLE ONE
                       RELATION TO INDENTURE; DEFINITIONS

     SECTION 1.01 This Supplemental Indenture constitutes an integral part of the Indenture.

     SECTION 1.02   For all purposes of this Supplemental Indenture:

          (a) Capitalized terms used herein without definition shall have the meanings specified in the Indenture;
          (b) All references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture; and
          (c) The terms "hereof," "herein," "hereby," "hereto," "hereunder" and "herewith" refer to this Supplemental Indenture.

                                  ARTICLE TWO
                   6.65% SENIOR NOTES, SERIES DUE JULY 15, 2027

     SECTION 2.01 There shall be a series of Notes designated the "6.65% Senior Notes, Series due 2027" (the "Senior Notes due 2027"). The Senior Notes due 2027 shall be limited to $125,000,000 aggregate principal amount.

     SECTION 2.02 Except as otherwise provided in Section 2.05 or Section 2.06 hereof, the principal amount of the Senior Notes due 2027 shall be payable on the stated maturity date of July 15, 2027.

     SECTION 2.03 The Senior Notes due 2027 shall be dated their date of authentication as provided in the Indenture and shall bear interest at the rate of 6.65% per annum, payable semi-annually on January 15 and July 15 of each year, commencing January 15, 1998. The Regular Record Dates with respect to such January 15 and July 15 interest payment dates shall be December 31 and June 30, respectively. Principal and interest shall be payable to the persons and in the manner provided in Sections 2.04 and 2.12 of the Indenture.

     SECTION 2.04 The Senior Notes due 2027 shall be payable at the corporate trust office of the Trustee and at the offices of such paying agents as the Company may appoint by Company Order in the future.

     SECTION 2.05 The Company, at its option, may redeem on any date on or after August 15, 2007, all or, from time to time, any part of the Senior Notes due 2027, upon notice as provided in the Indenture, at a redemption price equal to the greater of (i) 100% of the principal amount of such Senior Notes due 2027 to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon from and after the date of redemption discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus in each case accrued and unpaid interest thereon to the date of redemption.

     "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

     "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Senior Notes due 2027 to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Senior Notes due 2027. "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Senior Note Trustee after consultation with the Company.

     "Comparable Treasury Price" means, with respect to any redemption date,
(i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such third business day, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (B) if the Senior Note Trustee is unable to obtain at least four such Reference Treasury Dealer Quotations, the average of all such Quotations obtained. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Senior Note Trustee, of the bid and asked prices of the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Senior Note Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

     "Reference Treasury Dealer" means each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bear, Stearns & Co. Inc., Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated, and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

The Senior Notes due 2027 shall not be subject to any sinking fund.

     SECTION 2.06 The Senior Notes due 2027 will be repayable on July 15, 2007, at the option of the holders thereof, at 100% of their principal amount, together with accrued and unpaid interest to July 15, 2007. In order for a Senior Note due 2027 to be repaid, the Company must receive at the corporate trust office of the Trustee during the period from and including May 15, 2007 to and including the close of business on June 15, 2007 (or if June 15, 2007 is not a Business Day, the next succeeding Business Day): (i) a Senior Note due 2027 with the form entitled "Option to Elect Repayment" on the Senior Note due 2027 duly completed, or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth the name of the Holder of the Senior Note due 2027, the principal amount of the Senior Note due 2027, the principal amount of the Senior Note due 2027 to be repaid, a statement that the option to elect repayment is being exercised thereby and a guarantee that the Senior Note due 2027 to be repaid (with the form entitled "Option to Elect Repayment" on the Senior Note due 2027 duly completed) will be received at the Trustee's corporate trust office, no later than five Business Days after the date of such telegram, telex, facsimile transmission or letter and such Note and form duly completed are received at the Trustee's office, by such fifth Business Day. Effective exercise of the repayment option by the holder of any Senior Note due 2027 shall be irrevocable. No transfer or exchange of any Senior Note due 2027 (or, in the event that any Senior Note due 2027 is to be repaid in part, such portion of the Senior Note due 2027 to be repaid) will be permitted after exercise of the repayment option. The repayment option may be exercised by the Holder of a Senior Note due 2027 for less than the entire principal amount of the Senior Note due 2027, provided the principal amount which is to be repaid is set forth on the form entitled "Option to Elect Repayment" on the Senior Note due 2027 and is equal to $1,000 or any integral multiple thereof. All questions as to the validity, eligibility (including time of receipt) and acceptance of any Senior Note due 2027 for repayment will be determined by the Company, whose determination will be final, binding and non-appealable. Upon timely delivery of a Senior Note due 2027 to the Trustee with the "Option to Elect Repayment" form completed in accordance with the foregoing, the outstanding principal amount of such Senior Note due 2027 (or portion thereof indicated on the "Option to Elect Repayment") shall become due and payable on July 15, 2007, at a price equal to 100% of the principal amount to be repaid plus accrued and unpaid interest to July 15, 2007.

     SECTION 2.07 The Senior Notes due 2027 shall be issued in fully registered form without coupons in denominations of $1,000 and integral multiples thereof.

     SECTION 2.08 The related series of Senior Note First Mortgage Bonds for the Senior Notes due 2027 is the Company's First Mortgage Bonds, Senior Note Series C.

     SECTION 2.09 The Senior Notes due 2027 shall initially be in the form attached as Exhibit A hereto.

                                  ARTICLE THREE
                   6.50% SENIOR NOTES, SERIES DUE JULY 15, 2017

     SECTION 3.01 There shall be a series of Notes designated the "6.50% Senior Notes, Series due 2017" (the "Senior Notes due 2017"). The Senior Notes due 2017 shall be limited to $125,000,000 aggregate principal amount.

     SECTION 3.02 Except as otherwise provided in Section 3.05 or Section 3.06 hereof, the principal amount of the Senior Notes due 2017 shall be payable on the stated maturity date of July 15, 2017.

     SECTION 3.03 The Senior Notes due 2017 shall be dated their date of authentication as provided in the Indenture and shall bear interest at the rate of 6.50% per annum, payable semi-annually on January 15 and July 15 of each year, commencing January 15, 1998. The Regular Record Dates with respect to such January 15 and July 15 interest payment dates shall be December 31 and June 30, respectively. Principal and interest shall be payable to the persons and in the manner provided in Sections 2.04 and 2.12 of the Indenture.

     SECTION 3.04 The Senior Notes due 2017 shall be payable at the corporate trust office of the Trustee and at the offices of such paying agents as the Company may appoint by Company Order in the future.

     SECTION 3.05 The Company, at its option, may redeem on any date on or after August 15, 2004, all or, from time to time, any part of the Senior Notes due 2017, upon notice as provided in the Indenture, at a redemption price equal to the greater of (i) 100% of the principal amount of such Senior Notes due 2017 to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon from and after the date of redemption discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus in each case accrued and unpaid interest thereon to the date of redemption.

     "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

     "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Senior Notes due 2017 to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Senior Notes due 2017. "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Senior Note Trustee after consultation with the Company.

     "Comparable Treasury Price" means, with respect to any redemption date,
(i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such third business day, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (B) if the Senior Note Trustee is unable to obtain at least four such Reference Treasury Dealer Quotations, the average of all such Quotations obtained. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Senior Note Trustee, of the bid and asked prices of the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Senior Note Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

     "Reference Treasury Dealer means each of Lehman Brothers Inc., Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

The Senior Notes due 2017 shall not be subject to any sinking fund.

     SECTION 3.06 The Senior Notes due 2017 will be repayable on July 15, 2004, at the option of the holders thereof, at 100% of their principal amount, together with accrued and unpaid interest to July 15, 2004. In order for a Senior Note due 2017 to be repaid, the Company must receive at the corporate trust office of the Trustee during the period from and including May 15, 2004 to and including the close of business on June 15, 2004 (or if June 15, 2004 is not a Business Day, the next succeeding Business Day): (i) a Senior Note due 2017 with the form entitled "Option to Elect Repayment" on the Senior Note due 2017 duly completed, or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth the name of the Holder of the Senior Note due 2017, the principal amount of the Senior Note due 2017, the principal amount of the Senior Note due 2017 to be repaid, a statement that the option to elect repayment is being exercised thereby and a guarantee that the Senior Note due 2017 to be repaid (with the form entitled "Option to Elect Repayment" on the Senior Note due 2017 duly completed) will be received at the Trustee's corporate trust office, no later than five Business Days after the date of such telegram, telex, facsimile transmission or letter and such Note and form duly completed are received at the Trustee's office, by such fifth Business Day. Effective exercise of the repayment option by the Holder of any Senior Note due 2017 shall be irrevocable. No transfer or exchange of any Senior Note due 2017 (or, in the event that any Senior Note due 2017 is to be repaid in part, such portion of the Senior Note due 2017 to be repaid) will be permitted after exercise of the repayment option. The repayment option may be exercised by the Holder of a Senior Note due 2017 for less than the entire principal amount of the Senior Note due 2017, provided the principal amount which is to be repaid is set forth on the form entitled "Option to Elect Repayment" on the Senior Note due 2017 and is equal to $1,000 or any integral multiple thereof. All questions as to the validity, eligibility (including time of receipt) and acceptance of any Senior Note due 2017 for repayment will be determined by the Company, whose determination will be final, binding and non-appealable. Upon timely delivery of a Senior Note due 2017 to the Trustee with the "Option to Elect Repayment" form completed in accordance with the foregoing, the outstanding principal amount of such Senior Note due 2017 (or portion thereof indicated on the "Option to Elect Repayment") shall become due and payable on July 15, 2004, at a price equal to 100% of the principal amount to be repaid plus accrued and unpaid interest to July 15, 2004.

     SECTION 3.07 The Senior Notes due 2017 shall be issued in fully registered form without coupons in denominations of $1,000 and integral multiples thereof.

     SECTION 3.08 The related series of Senior Note First Mortgage Bonds for the Senior Notes due 2017 is the Company's First Mortgage Bonds, Senior Note Series D.

     SECTION 3.09 The Senior Notes due 2017 shall initially be in the form attached as Exhibit B hereto.

                                  ARTICLE FOUR
                              ADDITIONAL COVENANTS

     SECTION 4.01
     (a) From and after the Release Date and so long as any Senior Notes due 2027 or Senior Notes due 2017 are outstanding, the Company will not issue, assume or guarantee any Debt secured by any mortgage, security interest, pledge or lien (herein referred to as a "mortgage") of or upon any Operating Property of the Company, whether owned at the date of the Indenture or thereafter acquired, and will not permit to exist any Debt secured by a mortgage on any Operating Property created on or prior to the Release Date, without in any such case effectively securing, on the later to occur of the issuance, assumption or guaranty of any such Debt or the Release Date, the outstanding Senior Notes due 2027 and Senior Notes due 2017 (together with, if the Company shall so determine, any other Notes or indebtedness or obligation of or guaranteed by the Company ranking senior to, or equally with, the Notes and then existing or thereafter created) equally and ratably with such Debt; provided, however, that the foregoing restriction shall not apply to Debt secured by any of the following:

     (1)  mortgages on any property existing at the time of acquisition thereof;

     (2) mortgages on property of a corporation existing at the time such corporation is merged into or consolidated with the Company, or at the time of a sale, lease or other disposition of the properties of such corporation or a division thereof as an entirety or substantially as an entirety to the Company, provided that such mortgage as a result of such merger, consolidation, sale, lease or other disposition is not extended to property owned by the Company immediately prior thereto;

     (3) mortgages on property to secure all or part of the cost of acquiring, substantially repairing or altering, constructing, developing or substantially improving such property, or to secure indebtedness incurred to provide funds for any such purpose or for reimbursement of funds previously expended for any such purpose, provided such mortgages are created or assumed contemporaneously with, or within 18 months after, such acquisition or completion of substantial repair or alteration, construction, development or substantial improvement or within six months thereafter pursuant to a commitment for financing arranged with a lender or investor within such 18 month period;

     (4) mortgages in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any state thereof, or for the benefit of holders of securities issued by any such entity, to secure any Debt incurred for the purpose of financing all or any part of the purchase price or the cost of substantially repairing or altering, constructing, developing or substantially improving the property subject to such mortgages; or

     (5) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any mortgage referred to in the foregoing clauses (1) to (4), inclusive; provided, however, that the principal amount of indebtedness secured thereby and not otherwise authorized by said clauses (1) to (4), inclusive, shall not exceed the principal amount of indebtedness, plus any premium or fee payable in connection with any such extension, renewal or replacement, so secured at the time of such extension, renewal or replacement.

     (b) Notwithstanding the provisions of Section 4.01(a), from and after the Release Date and so long as any Senior Notes due 2027 or Senior Notes due 2017 are outstanding, the Company may issue, assume or guarantee Debt, or permit to exist Debt, secured by mortgages which would otherwise be subject to the restrictions of Section 4.01(a) up to an aggregate principal amount that, together with the principal amount of all other Debt of the Company secured by mortgages (other than mortgages permitted by Section 4.01(a) that would otherwise be subject to the foregoing restrictions) and the Value of all Sale and Lease-Back Transactions in existence at such time (other than any Sale and Lease-Back Transaction that, if such Sale and Lease-Back Transaction had been a mortgage, would have been permitted by Section 4.01(a), other than Sale and Lease-Back Transactions permitted by Section 4.02 because the commitment by or on behalf of the purchaser was obtained no later than 18 months after the later of events described in clause (i) or (ii) of Section 4.02, and other than Sale and Lease-Back Transactions as to which application of amounts have been made in accordance with clause (z) of Section 4.02), does not at the time exceed the greater of 10% of Net Tangible Assets or 10% of Capitalization.

     (c) If at any time the Company shall issue, assume or guarantee any Debt secured by any mortgage and if Section 4.01(a) requires that the outstanding Senior Notes due 2027 or outstanding Senior Notes due 2017 be secured equally and ratably with such Debt, the Company will promptly execute, at its expense, any instruments necessary to so equally and ratably secure such series of Notes and deliver the same to the Trustee along with:

          (1) An Officers' Certificate stating that the covenant of the Company contained in Section 4.01(a) has been complied with; and

          (2) An Opinion of Counsel to the effect that such covenant has been complied with, and that any instruments executed by the Company in the performance of such covenant comply with the requirements of such covenant.

     In the event that the Company shall hereafter secure outstanding Senior Notes due 2027 or outstanding Senior Notes due 2017 equally and ratably with any other obligation or indebtedness (including other Notes) pursuant to the provisions of this Section 4.01, the Trustee is hereby authorized to enter into an indenture or agreement supplemental hereto and to take such action, if any, as it may deem advisable to enable it to enforce effectively the rights of the holders of such series of Notes so secured, equally and ratably with such other obligation and indebtedness.

     SECTION 4.02. From and after the Release Date and so long as any Senior Notes due 2027 or Senior Notes due 2017 are outstanding, the Company will not enter into any Sale and Lease-Back Transaction with respect to any Operating Property and will not permit to remain in effect any Sale and Lease-Back Transaction entered into on or prior to the Release Date with respect to any Operating Property if, in any case, the commitment by or on behalf of the purchaser is obtained more than 18 months after the later of (i) the completion of the acquisition, substantial repair or alteration, construction, development or substantial improvement of such Operating Property or (ii) the placing in operation of such Operating Property or of such Operating Property as so substantially repaired or altered, constructed, developed or substantially improved, unless (x) the Company would be entitled pursuant to Section 4.01(a) to issue, assume or guarantee Debt secured by a mortgage on such Operating Property without equally and ratably securing the Notes of this Series or
(y) the Company would be entitled pursuant to Section 4.01(b), after giving effect to such Sale and Lease-Back Transaction, to incur $1.00 of additional Debt secured by mortgages (other than mortgages permitted by Section 4.01(a)) or (z) the Company shall apply or cause to be applied, in the case of a sale or transfer for cash, an amount equal to the net proceeds thereof (but not in excess of the net book value of such Operating Property at the date of such sale or transfer) and, in the case of a sale or transfer otherwise than for cash, an amount equal to the fair value (as determined by the Board of Directors) of the Operating Property so leased, to the retirement, within 180 days after the later to occur of the effective date of such Sale and Lease-Back Transaction or the Release Date, of Notes or other Debt of the Company ranking senior to, or equally with, the Notes; provided, however, that any such retirement of Notes shall be in accordance with the terms and provisions of the Indenture and the Notes and provided, further, that the amount to be applied to such retirement of Notes or other Debt shall be reduced by an amount equal to the sum of (a) an amount equal to the redemption price with respect to Notes delivered within such 180-day period to the Trustee for retirement and cancellation and (b) the principal amount, plus any premium or fee paid in connection with any redemption in accordance with the terms of other Debt voluntarily retired by the Company within such 180-day period, excluding in each case retirements pursuant to mandatory sinking fund or prepayment provisions and payments at maturity.

     SECTION 4.03.  Definitions

     For purposes of Section 4.01 and Section 4.02, the following terms shall have the following meanings:

     CAPITALIZATION: The term "Capitalization" shall mean the total of all the following items appearing on, or included in, the balance sheet of the Company:

          (1) liabilities for indebtedness maturing more than 12 months from the date of determination; and

          (2) common stock, preferred stock, capital surplus, premium on capital stock, capital in excess of par value and retained earnings (however the foregoing may be designated), less to the extent not otherwise deducted, the cost of shares of capital stock of the Company held in its treasury.

     Capitalization shall be determined in accordance with generally accepted accounting principles and practices applicable to the type of business in which the Company is engaged and that are approved by independent accountants regularly retained by the Company, and may be determined as of a date not more than 60 days prior to the happening of an event for which such determination is being made.

     DEBT:  The term "Debt" shall mean any outstanding debt for money borrowed.

     NET TANGIBLE ASSETS: The term "Net Tangible Assets" shall mean the amount shown as total assets on the balance sheet of the Company, less the following:

          (1) intangible assets including, but without limitation, such items as goodwill, trademarks, trade names, patents and unamortized debt discount and expense carried as an asset on said balance sheet; and

          (2) appropriate adjustments, if any, on account of minority interests.

     Net Tangible Assets shall be determined in accordance with generally accepted accounting principles and practices applicable to the type of business in which the Company is engaged and that are approved by the independent accountants regularly retained by the Company, and may be determined as of a date not more than 60 days prior to the happening of the event for which such determination is being made.

     OPERATING PROPERTY: The term "Operating Property" shall mean (i) any interest in real property owned by the Company and (ii) any asset owned by the Company that is depreciable in accordance with generally accepted accounting principles.

     SALE AND LEASE-BACK TRANSACTION: The term "Sale and Lease-Back Transaction" shall mean any arrangement with any person providing for the leasing to the Company of any Operating Property (except for temporary leases for a term, including any renewal thereof, of not more than 48 months), which Operating Property has been or is to be sold or transferred by the Company to such person.

     VALUE: The term "Value" shall mean, with respect to a Sale and Lease-Back Transaction, as of any particular time, the amount equal to the greater of (1) the net proceeds to the Company from the sale or transfer of the property leased pursuant to such Sale and Lease-Back Transaction or (2) the net book value of such property, as determined in accordance with generally accepted accounting principles by the Company at the time of entering into such Sale and Lease-Back Transaction, in either case multiplied by a fraction, the numerator of which shall be equal to the number of full years of the term of the lease that is part of such Sale and Lease-Back Transaction remaining at the time of determination and the denominator of which shall be equal to the number of full years of such term, without regard, in any case, to any renewal or extension options contained in such lease.

                                  ARTICLE FIVE
                             AMENDMENT TO INDENTURE

     SECTION 5.01 Pursuant to the provisions of Section 13.01 of the Indenture, Section 13.02(a)(1) of the Indenture is hereby amended by adding thereto the phrase "or repaid at the option of the holder thereof" immediately following the phrase "or change the date on which any Note may be redeemed".

                                  ARTICLE SIX
                                 MISCELLANEOUS

     SECTION 6.01 The recitals of fact herein and in the Senior Notes due 2027 and in the Senior Notes due 2017 (except the Trustee's Certificate) shall be taken as statements of the Company and shall not be construed as made by the Trustee.

     SECTION 6.02 This Supplemental Indenture shall be construed in connection with and as a part of the Indenture.

     SECTION 6.03

     (a) If any provision of this Supplemental Indenture limits, qualifies, or conflicts with another provision of the Indenture required to be included in indentures qualified under the Trust Indenture Act of 1939 (as enacted prior to the date of this Supplemental Indenture) by any of the provisions of Sections 310 to 317, inclusive, of said Act, such required provisions shall control.

     (b) In case any one or more of the provisions contained in this Supplemental Indenture or in the notes issued hereunder should be invalid, illegal, or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected, impaired, prejudiced or disturbed thereby.

     SECTION 6.04 Whenever in this Supplemental Indenture either of the parties hereto is named or referred to, this shall be deemed to include the successors or assigns of such party, and all the covenants and agreements in this Supplemental Indenture contained by or on behalf of the Company or by or on behalf of the Trustee shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not.

     SECTION 6.05

     (a) This Supplemental Indenture may be simultaneously executed in several counterparts, and all said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

     (b) The Table of Contents and the descriptive headings of the several Articles of this Supplemental Indenture were formulated, used and inserted in this Supplemental Indenture for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

     IN WITNESS WHEREOF, OKLAHOMA GAS AND ELECTRIC COMPANY has caused this Supplemental Indenture to be signed by its President or a Vice President, and attested by its Secretary or an Assistant Secretary and NATIONSBANK, N.A., has caused this Supplemental Indenture to be signed by its President or a Vice President, and attested by a Vice President, this 16th day of July 1997.

                              OKLAHOMA GAS AND ELECTRIC COMPANY



                              By:  Steven E. Moore, President

ATTEST:


Irma B. Elliott, SECRETARY.


                              NATIONSBANK, N.A., as Trustee



                              By:  Sue Shipman, Vice President
ATTEST:


Karyn Wilson, VICE PRESIDENT.

                                                                EXHIBIT A

                        FORM OF 6.65% SENIOR NOTE, SERIES
                                DUE JULY 15, 2027


REGISTERED                                                  REGISTERED

     THIS NOTE IS A GLOBAL NOTE REGISTERED IN THE NAME OF THE DEPOSITARY (REFERRED TO HEREIN) OR A NOMINEE THEREOF AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL NOTES REPRESENTED HEREBY, THIS GLOBAL NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK), TO THE TRUSTEE FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                        OKLAHOMA GAS AND ELECTRIC COMPANY

                   6.65% SENIOR NOTE, SERIES DUE JULY 15, 2027

CUSIP:  678858AZ4                            NUMBER:  R-1

ORIGINAL ISSUE DATE(S):                      PRINCIPAL AMOUNT(S): $125,000,000
JULY 21, 1997

INTEREST RATE: 6.65%                         MATURITY DATE:  JULY 15, 2027

     OKLAHOMA GAS AND ELECTRIC COMPANY, a corporation of the State of Oklahoma (the "COMPANY"), for value received hereby promises to pay to ____________ or registered assigns, the principal sum of

                     ONE HUNDRED TWENTY FIVE MILLION DOLLARS

on the Maturity Date set forth above, and to pay interest thereon from the Original Issue Date (or if this Global Note has two or more Original Issue Dates, interest shall, beginning on each such Original Issue Date, begin to accrue for that part of the principal amount to which that Original Issue Date is applicable) set forth above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on January 15 and July 15 in each year, commencing on the first such Interest Payment Date succeeding the applicable Original Issue Date set forth above, at the per annum Interest Rate set forth above, until the principal hereof is paid or made available for payment. No interest shall accrue on the Maturity Date, so long as the principal amount of this Global Note is paid on the Maturity Date. The interest so payable and punctually paid or duly provided for on any such Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest, which shall be the December 31 or the June 30, as the case may be, next preceding such Interest Payment Date; provided that the first Interest Payment Date for any part of this Note, the Original Issue Date of which is after a Regular Record Date but prior to the applicable Interest Payment
Date, shall be the Interest Payment Date following the next succeeding
Regular Record Date; and provided that interest payable on the Maturity Date set forth above or, if applicable, upon redemption, repayment or acceleration, shall be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Indenture (as defined below), any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Noteholders not more than fifteen days or fewer than ten days prior to such Special Record Date. On or before 10:00 a.m., New York City time, or such other time as shall be agreed upon between the Trustee and the Depositary, of the day on which such payment of interest is due on this Global Note (other than maturity), the Trustee shall pay to the Depositary such interest in same day funds. On or before 10:00 a.m., New York City time, or such other time as shall be agreed upon between the Trustee and the Depositary, of the day on which principal, interest payable at maturity and premium, if any, is due on this Global Note, the Trustee shall deposit with the Depositary the amount equal to the principal, interest payable at maturity and premium, if any, by wire transfer into the account specified by the Depositary. As a condition to the payment, on the Maturity Date or upon redemption, repayment or acceleration, of any part of the principal and applicable premium of this Global Note, the Depositary shall surrender, or cause to be surrendered, this Global Note to the Trustee, whereupon a new Global Note shall be issued to the Depositary.

     This Global Note is a global security in respect of a duly authorized issue of 6.65% Senior Notes, Series due July 15, 2027 (the "NOTES OF THIS SERIES", which term includes any Global Notes representing such Notes) of the Company issued and to be issued under an Indenture dated as of October 1, 1995 between the Company and NationsBank, N.A., as successor trustee (the "TRUSTEE", which term includes any subsequent successor Trustee under the Indenture) to Boatmen's First National Bank of Oklahoma, and indentures supplemental thereto (collectively, the "INDENTURE"). Under the Indenture, one or more series of notes may be issued and, as used herein, the term "Notes" refers to the Notes of this Series and any other outstanding series of Notes. Reference is hereby made for a more complete statement of the respective rights, limitations of rights, duties and immunities under the Indenture of the Company, the Trustee and the Noteholders and of the terms upon which the Notes are and are to be authenticated and delivered. This Global Note has been issued in respect of the series designated on the first page hereof, limited in aggregate principal amount to $125,000,000.

     Prior to the Release Date (as hereinafter defined), the Notes will be secured by first mortgage bonds (the "SENIOR NOTE FIRST MORTGAGE BONDS") delivered by the Company to the Trustee for the benefit of the Holders of the Notes, issued under the Trust Indenture, dated as of February 1, 1945, from the Company to NationsBank, N.A., as successor trustee to The First National Bank and Trust Company of Oklahoma City and to Boatmen's First National Bank of Oklahoma (the "MORTGAGE TRUSTEE"), as supplemented and modified (collectively, the "FIRST MORTGAGE"). Reference is made to the First Mortgage and the Indenture for a description of the rights of the Trustee as holder of the Senior Note First Mortgage Bonds, the property mortgaged and pledged, under the First Mortgage and the rights of the Company and of the Mortgage Trustee in respect thereof, the duties and immunities of the Mortgage Trustee and the terms and conditions upon which the Senior Note First Mortgage Bonds are secured and the circumstances under which additional first mortgage bonds may be issued.

     FROM AND AFTER SUCH TIME AS ALL FIRST MORTGAGE BONDS (OTHER THAN SENIOR NOTE FIRST MORTGAGE BONDS) ISSUED UNDER THE FIRST MORTGAGE HAVE BEEN RETIRED THROUGH PAYMENT, REDEMPTION

OR OTHERWISE (INCLUDING THOSE FIRST MORTGAGE BONDS "DEEMED TO BE PAID" WITHIN THE MEANING OF THAT TERM AS USED IN ARTICLE X OF THE FIRST MORTGAGE) AT, BEFORE OR AFTER THE MATURITY THEREOF (THE "RELEASE DATE"), THE SENIOR NOTE FIRST MORTGAGE BONDS SHALL CEASE TO SECURE THE NOTES IN ANY MANNER. IN CERTAIN CIRCUMSTANCES PRIOR TO THE RELEASE DATE AS PROVIDED IN THE INDENTURE, THE COMPANY IS PERMITTED TO REDUCE THE AGGREGATE PRINCIPAL AMOUNT OF A SERIES OF SENIOR NOTE FIRST MORTGAGE BONDS HELD BY THE TRUSTEE, BUT IN NO EVENT PRIOR TO THE RELEASE DATE TO AN AMOUNT LESS THAN THE AGGREGATE OUTSTANDING PRINCIPAL AMOUNT OF THE SERIES OF NOTES INITIALLY ISSUED CONTEMPORANEOUSLY WITH SUCH SENIOR NOTE FIRST MORTGAGE BONDS.

     Each Note of this Series shall be dated and issued as of the date of its authentication by the Trustee and shall bear an Original Issue Date or Dates. Each Note or Global Note issued upon transfer, exchange or substitution of such Note or Global Note shall bear the Original Issue Date or Dates of such transferred, exchanged or substituted Note or Global Note, as the case may be.

     The Company, at its option, may redeem on any date on or after August 15, 2007, all or, from time to time, any part of this Global Note at a redemption price equal to the greater of (i) 100% of the principal amount of this Global Note to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus in each case accrued and unpaid interest thereon to the date of redemption.

     "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

     "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes of this Series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of Notes of this Series. "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Senior Note Trustee after consultation with the Company.

     "Comparable Treasury Price" means, with respect to any redemption date,
(i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such third business day, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (B) if the Senior Note Trustee is unable to obtain at least four such Reference Treasury Dealer Quotations, the average of all such Quotations obtained. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Senior Note Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Senior Note Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

     "Reference Treasury Dealer" means each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bear, Stearns & Co. Inc., Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated, and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

     Notice of redemption will be given by mail to Holders of Notes of this Series not less than 30 or more than 60 days prior to the date fixed for redemption, all as provided in the Indenture. In the event of redemption of this Global Note in part only, a new Global Note or Notes of like tenor and series for the unredeemed portion hereof will be issued in the name of the Noteholder hereof upon the surrender hereof.

     The Notes of this Series will be repayable on July 15, 2007, at the option of the Holders thereof, at 100% of their principal amount, together with accrued and unpaid interest to July 15, 2007. In order for this Global Note to be repaid, the Company must receive at the corporate trust office of the Trustee during the period from and including May 15, 2007 to and including the close of business on June 15, 2007 (or if June 15, 2007 is not a Business Day, the next succeeding Business Day): (i) this Global Note with the form entitled "Option to Elect Repayment" on this Global Note duly completed, or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth the name of the Holder of this Global Note, the principal amount of this Global Note, the principal amount of this Global Note to be repaid, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Global Note (with the form entitled "Option to Elect Repayment" on this Global Note duly completed) will be received at the Trustee's corporate trust office, no later than five Business Days after the date of such telegram, telex, facsimile transmission or letter and this Global Note and form duly completed are received at the Trustee's office, by such fifth Business Day. Effective exercise of the repayment option by the Holder of any Note of this Series shall be irrevocable. No transfer or exchange of any Note of this Series (or, in the event that any Note of this Series is to be repaid in part, such portion of the Note of this Series to be repaid) will be permitted after exercise of the repayment option. The repayment option may be exercised by the Holder of a Note of this Series for less than the entire principal amount of the Note of this Series, provided the principal amount which is to be repaid is set forth on the form entitled "Option to Elect Repayment" on the Note of this Series and is equal to $1,000 or any integral multiple thereof. All questions as to the validity, eligibility (including time of receipt) and acceptance of any Note of this Series for repayment will be determined by the Company, whose determination will be final, binding and non-appealable. Upon timely delivery of a Note of this Series to the Trustee with the "Option to Elect Repayment" form completed in accordance with the foregoing, the outstanding principal amount of such Note of this Series (or portion thereof indicated on the "Option to Elect Repayment") shall become due and payable on July 15, 2007, at a price equal to 100% of the principal amount to be repaid plus accrued and unpaid interest to July 15, 2007.

     Interest payments for this Global Note shall be computed and paid on the basis of a 360-day year of twelve 30-day months. If any Interest Payment Date or date on which the principal of this Global Note is required to be paid is not a Business Day, then payment of principal, premium or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or date on which the principal of this Global Note is required to be paid and, in the case of timely payment thereof, no interest shall accrue for the period from and after such Interest Payment Date or the date on which the principal of this Global Note is required to be paid.

     The Company, at its option, and subject to the terms and conditions provided in the Indenture, will be discharged from any and all obligations in respect of the Notes (except for certain obligations including obligations to register the transfer or exchange of Notes, replace stolen, lost or mutilated Notes, maintain paying agencies and hold monies for payment in trust, all as set forth in the Indenture) if the Company deposits with the Trustee money, U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, or a combination of money and U.S. Government Obligations, in any event in an amount sufficient, without reinvestment, to pay all the principal of and any premium and interest on the Notes on the dates such payments are due in accordance with the terms of the Notes.

     If an Event of Default shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture and, upon such declaration, the Trustee can demand the redemption of the Senior Note First Mortgage Bonds as provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modifications of the rights and obligations of the Company and the rights of the Noteholders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the outstanding Notes. Any such consent or waiver by the Holder of this Global Note shall be conclusive and binding upon such Holder and upon all future Holders of this Global Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu thereof whether or not notation of such consent or waiver is made upon the Note.

     As set forth in and subject to the provisions of the Indenture, no Holder of any Notes will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to such Notes, the Holders of not less than a majority in principal amount of the outstanding Notes affected by such Event of Default shall have made written request and offered reasonable indemnity to the Trustee to institute such proceeding as Trustee and the Trustee shall have failed to institute such proceeding within 60 days; provided that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of and any premium or interest on this Note on or after the respective due dates expressed here.

     No reference herein to the Indenture and to provisions of this Global Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Global Note at the times, places and rates and the coin or currency prescribed in the Indenture.

     As provided in the Indenture and subject to certain limitations therein set forth, this Global Note may be transferred only as permitted by the legend hereto.

     If at any time the Depositary for this Global Note notifies the Company that it is unwilling or unable to continue as Depositary for this Global Note or if at any time the Depositary for this Global Note shall no longer be eligible or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to this Global Note. If a successor Depositary for this Global Note is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election to issue this Note in global form shall no longer be effective with respect to this Global Note and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Notes of this Series in exchange for this Global Note, will authenticate and deliver individual Notes of this Series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of this Global Note.

     The Company may at any time and in its sole discretion determine that all Notes of this Series (but not less than all) issued or issuable in the form of one or more Global Notes shall no longer be represented by such Global Note or Notes. In such event, the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Notes of this Series in exchange for such Global Note, shall authenticate and deliver, individual Notes of this Series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Note or Notes in exchange for such Global Note or Notes.

     Under certain circumstances specified in the Indenture, the Depositary may be required to surrender any two or more Global Notes which have identical terms (but which may have differing Original Issue Dates) to the Trustee, and the Company shall execute and the Trustee shall authenticate and deliver to, or at the direction of, the Depositary a Global Note in principal amount equal to the aggregate principal amount of, and with all terms identical to, the Global Notes surrendered thereto and that shall indicate all Original Issue Dates and the principal amount applicable to each such Original Issue Date.

     The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of Oklahoma.

     Unless the certificate of authentication hereon has been executed by the Trustee, directly or through an Authenticating Agent by manual signature of an authorized officer, this Global Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     All terms used in this Global Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture unless otherwise indicated herein.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                   OKLAHOMA GAS AND ELECTRIC COMPANY

                                   By:
                                       ---------------------------------------
                                                  PRESIDENT

Dated:  July 21, 1997              Attest:
                                          ------------------------------------
                                                  SECRETARY

          TRUSTEE'S CERTIFICATE
            OF AUTHENTICATION

This Note is one of the Notes of the series herein designated, described or provided for in the within-mentioned Indenture.


NATIONSBANK, N.A., AS TRUSTEE

By:
    ------------------------------------
          AUTHORIZED OFFICER

                            OPTION TO ELECT REPAYMENT



     The undersigned hereby irrevocably requests and instructs the Company to repay this Senior Note (or portion thereof specified below) on July 15, 2007 pursuant to its terms at a price equal to the principal amount thereof, together with accrued and unpaid interest to July 15, 2007, to the undersigned at:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

      (Please print or type the name and address of the undersigned above)



     If less than the entire principal amount of this Senior Note is to be repaid on July 15, 2007, specify the principal amount thereof which the holder elects to have repaid: __________; and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Senior Notes to be issued to the holder for the portion of this Senior Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid): _________________

Dated: ________________________



                                   _______________________________________
                                             (Signature)





NOTICE: The signature of this Option to Elect Repayment must correspond with the name as written upon the face of the within Senior Note in every particular without alteration or enlargement or any change whatever.

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -- as tenants in common    UNIF GIFT
                                   MIN ACT -- _____ Custodian _________
                                              (Cust)           (Minor)

TEN ENT -- as tenants by the entireties Under Uniform Gifts to Minors

JT TEN -- as joint tenants with right of
  survivorship and not as tenants in common __________________________________
                                                          State

                    Additional abbreviations may also be used
                          though not in the above list.

                                  ____________

               FOR VALUE RECEIVED the undersigned hereby sell(s),
                         assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------
--------------------------------------
--------------------------------------


                   Please print or typewrite name and address
                      including postal zip code of assignee

-------------------------------------------------
the within note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said
note on the books of the Company, with full power of substitution in the premises.

Dated: ------------------------------------------

                                   --------------------------------------------
                                   NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

                                                                EXHIBIT B
                        FORM OF 6.50% SENIOR NOTE, SERIES
                                DUE JULY 15, 2017


REGISTERED                                                  REGISTERED

     THIS NOTE IS A GLOBAL NOTE REGISTERED IN THE NAME OF THE DEPOSITARY (REFERRED TO HEREIN) OR A NOMINEE THEREOF AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL NOTES REPRESENTED HEREBY, THIS GLOBAL NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK), TO THE TRUSTEE FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                        OKLAHOMA GAS AND ELECTRIC COMPANY

                   6.50% SENIOR NOTE, SERIES DUE JULY 15, 2017

CUSIP:  678858BB6                            NUMBER:  R-1

ORIGINAL ISSUE DATE(S):                      PRINCIPAL AMOUNT(S): $125,000,000
JULY 21, 1997

INTEREST RATE: 6.50%                         MATURITY DATE:  JULY 15, 2017

     OKLAHOMA GAS AND ELECTRIC COMPANY, a corporation of the State of Oklahoma (the "COMPANY"), for value received hereby promises to pay to ___________ or registered assigns, the principal sum of

                     ONE HUNDRED TWENTY FIVE MILLION DOLLARS

on the Maturity Date set forth above, and to pay interest thereon from the Original Issue Date (or if this Global Note has two or more Original Issue Dates, interest shall, beginning on each such Original Issue Date, begin to accrue for that part of the principal amount to which that Original Issue Date is applicable) set forth above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on January 15 and July 15 in each year, commencing on the first such Interest Payment Date succeeding the applicable Original Issue Date set forth above, at the per annum Interest Rate set forth above, until the principal hereof is paid or made available for payment. No interest shall accrue on the Maturity Date, so long as the principal amount of this Global Note is paid on the Maturity Date. The interest so payable and punctually paid or duly provided for on any such Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest, which shall be the December 31 or the June 30, as the case may be, next preceding such Interest Payment Date; provided that the first Interest Payment Date for any part of this Note, the Original Issue Date of which is after a Regular Record Date but prior to the applicable Interest Payment
Date, shall be the Interest Payment Date following the next succeeding
Regular Record Date; and provided that interest payable on the Maturity Date set forth above or, if applicable, upon redemption, repayment or acceleration, shall be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Indenture (as defined below), any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Noteholders not more than fifteen days or fewer than ten days prior to such Special Record Date. On or before 10:00 a.m., New York City time, or such other time as shall be agreed upon between the Trustee and the Depositary, of the day on which such payment of interest is due on this Global Note (other than maturity), the Trustee shall pay to the Depositary such interest in same day funds. On or before 10:00 a.m., New York City time, or such other time as shall be agreed upon between the Trustee and the Depositary, of the day on which principal, interest payable at maturity and premium, if any, is due on this Global Note, the Trustee shall deposit with the Depositary the amount equal to the principal, interest payable at maturity and premium, if any, by wire transfer into the account specified by the Depositary. As a condition to the payment, on the Maturity Date or upon redemption, repayment or acceleration, of any part of the principal and applicable premium of this Global Note, the Depositary shall surrender, or cause to be surrendered, this Global Note to the Trustee, whereupon a new Global Note shall be issued to the Depositary.

     This Global Note is a global security in respect of a duly authorized issue of 6.50% Senior Notes, Series due July 15, 2017 (the "NOTES OF THIS SERIES", which term includes any Global Notes representing such Notes) of the Company issued and to be issued under an Indenture dated as of October 1, 1995 between the Company and NationsBank, N.A., as successor trustee (the "TRUSTEE", which term includes any subsequent successor Trustee under the Indenture) to Boatmen's First National Bank of Oklahoma and indentures supplemental thereto (collectively, the "INDENTURE"). Under the Indenture, one or more series of notes may be issued and, as used herein, the term "Notes" refers to the Notes of this Series and any other outstanding series of Notes. Reference is hereby made for a more complete statement of the respective rights, limitations of rights, duties and immunities under the Indenture of the Company, the Trustee and the Noteholders and of the terms upon which the Notes are and are to be authenticated and delivered. This Global Note has been issued in respect of the series designated on the first page hereof, limited in aggregate principal amount to $125,000,000.

     Prior to the Release Date (as hereinafter defined), the Notes will be secured by first mortgage bonds (the "SENIOR NOTE FIRST MORTGAGE BONDS") delivered by the Company to the Trustee for the benefit of the Holders of the Notes, issued under the Trust Indenture, dated as of February 1, 1945, from the Company to NationsBank, N.A., as successor trustee to The First National Bank and Trust Company of Oklahoma City and to Boatmen's First National Bank of Oklahoma (the "MORTGAGE TRUSTEE"), as supplemented and modified (collectively, the "FIRST MORTGAGE"). Reference is made to the First Mortgage and the Indenture for a description of the rights of the Trustee as holder of the Senior Note First Mortgage Bonds, the property mortgaged and pledged, under the First Mortgage and the rights of the Company and of the Mortgage Trustee in respect thereof, the duties and immunities of the Mortgage Trustee and the terms and conditions upon which the Senior Note First Mortgage Bonds are secured and the circumstances under which additional first mortgage bonds may be issued.

     FROM AND AFTER SUCH TIME AS ALL FIRST MORTGAGE BONDS (OTHER THAN SENIOR NOTE FIRST MORTGAGE BONDS) ISSUED UNDER THE FIRST MORTGAGE HAVE BEEN RETIRED THROUGH PAYMENT, REDEMPTION

OR OTHERWISE (INCLUDING THOSE FIRST MORTGAGE BONDS "DEEMED TO BE PAID" WITHIN THE MEANING OF THAT TERM AS USED IN ARTICLE X OF THE FIRST MORTGAGE) AT, BEFORE OR AFTER THE MATURITY THEREOF (THE "RELEASE DATE"), THE SENIOR NOTE FIRST MORTGAGE BONDS SHALL CEASE TO SECURE THE NOTES IN ANY MANNER. IN CERTAIN CIRCUMSTANCES PRIOR TO THE RELEASE DATE AS PROVIDED IN THE INDENTURE, THE COMPANY IS PERMITTED TO REDUCE THE AGGREGATE PRINCIPAL AMOUNT OF A SERIES OF SENIOR NOTE FIRST MORTGAGE BONDS HELD BY THE TRUSTEE, BUT IN NO EVENT PRIOR TO THE RELEASE DATE TO AN AMOUNT LESS THAN THE AGGREGATE OUTSTANDING PRINCIPAL AMOUNT OF THE SERIES OF NOTES INITIALLY ISSUED CONTEMPORANEOUSLY WITH SUCH SENIOR NOTE FIRST MORTGAGE BONDS.

     Each Note of this Series shall be dated and issued as of the date of its authentication by the Trustee and shall bear an Original Issue Date or Dates. Each Note or Global Note issued upon transfer, exchange or substitution of such Note or Global Note shall bear the Original Issue Date or Dates of such transferred, exchanged or substituted Note or Global Note, as the case may be.

     The Company, at its option, may redeem on any date on or after August 15, 2004, all or, from time to time, any part of this Global Note at a redemption price equal to the greater of (i) 100% of the principal amount of this Global Note to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus in each case accrued and unpaid interest thereon to the date of redemption.

     "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

     "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes of this Series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of Notes of this Series. "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Senior Note Trustee after consultation with the Company.

     "Comparable Treasury Price" means, with respect to any redemption date,
(i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such third business day, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (B) if the Senior Note Trustee is unable to obtain at least four such Reference Treasury Dealer Quotations, the average of all such Quotations obtained. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Senior Note Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Senior Note Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

     "Reference Treasury Dealer" means each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bear, Stearns & Co. Inc., Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated, and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

     Notice of redemption will be given by mail to Holders of Notes of this Series not less than 30 or more than 60 days prior to the date fixed for redemption, all as provided in the Indenture. In the event of redemption of this Global Note in part only, a new Global Note or Notes of like tenor and series for the unredeemed portion hereof will be issued in the name of the Noteholder hereof upon the surrender hereof.

     The Notes of this Series will be repayable on July 15, 2004, at the option of the Holders thereof, at 100% of their principal amount, together with accrued and unpaid interest to July 15, 2004. In order for this Global Note to be repaid, the Company must receive at the corporate trust office of the Trustee during the period from and including May 15, 2004 to and including the close of business on June 15, 2004 (or if June 15, 2004 is not a Business Day, the next succeeding Business Day): (i) this Global Note with the form entitled "Option to Elect Repayment" on this Global Note duly completed, or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth the name of the Holder of this Global Note, the principal amount of this Global Note, the principal amount of this Global Note to be repaid, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Global Note (with the form entitled "Option to Elect Repayment" on this Global Note duly completed) will be received at the Trustee's corporate trust office, no later than five Business Days after the date of such telegram, telex, facsimile transmission or letter and this Global Note and form duly completed are received at the Trustee's office, by such fifth Business Day. Effective exercise of the repayment option by the Holder of any Note of this Series shall be irrevocable. No transfer or exchange of any Note of this Series (or, in the event that any Note of this Series is to be repaid in part, such portion of the Note of this Series to be repaid) will be permitted after exercise of the repayment option. The repayment option may be exercised by the Holder of a Note of this Series for less than the entire principal amount of the Note of this Series, provided the principal amount which is to be repaid is set forth on the form entitled "Option to Elect Repayment" on the Note of this Series and is equal to $1,000 or any integral multiple thereof. All questions as to the validity, eligibility (including time of receipt) and acceptance of any Note of this Series for repayment will be determined by the Company, whose determination will be final, binding and non-appealable. Upon timely delivery of a Note of this Series to the Trustee with the "Option to Elect Repayment" form completed in accordance with the foregoing, the outstanding principal amount of such Note of this Series (or portion thereof indicated on the "Option to Elect Repayment") shall become due and payable on July 15, 2004, at a price equal to 100% of the principal amount to be repaid plus accrued and unpaid interest to July 15, 2004.

     Interest payments for this Global Note shall be computed and paid on the basis of a 360-day year of twelve 30-day months. If any Interest Payment Date or date on which the principal of this Global Note is required to be paid is not a Business Day, then payment of principal, premium or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or date on which the principal of this Global Note is required to be paid and, in the case of timely payment thereof, no interest shall accrue for the period from and after such Interest Payment Date or the date on which the principal of this Global Note is required to be paid.

     The Company, at its option, and subject to the terms and conditions provided in the Indenture, will be discharged from any and all obligations in respect of the Notes (except for certain obligations including obligations to register the transfer or exchange of Notes, replace stolen, lost or mutilated Notes, maintain paying agencies and hold monies for payment in trust, all as set forth in the Indenture) if the Company deposits with the Trustee money, U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, or a combination of money and U.S. Government Obligations, in any event in an amount sufficient, without reinvestment, to pay all the principal of and any premium and interest on the Notes on the dates such payments are due in accordance with the terms of the Notes.

     If an Event of Default shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture and, upon such declaration, the Trustee can demand the redemption of the Senior Note First Mortgage Bonds as provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modifications of the rights and obligations of the Company and the rights of the Noteholders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the outstanding Notes. Any such consent or waiver by the Holder of this Global Note shall be conclusive and binding upon such Holder and upon all future Holders of this Global Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu thereof whether or not notation of such consent or waiver is made upon the Note.

     As set forth in and subject to the provisions of the Indenture, no Holder of any Notes will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to such Notes, the Holders of not less than a majority in principal amount of the outstanding Notes affected by such Event of Default shall have made written request and offered reasonable indemnity to the Trustee to institute such proceeding as Trustee and the Trustee shall have failed to institute such proceeding within 60 days; provided that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of and any premium or interest on this Note on or after the respective due dates expressed here.

     No reference herein to the Indenture and to provisions of this Global Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Global Note at the times, places and rates and the coin or currency prescribed in the Indenture.

     As provided in the Indenture and subject to certain limitations therein set forth, this Global Note may be transferred only as permitted by the legend hereto.

     If at any time the Depositary for this Global Note notifies the Company that it is unwilling or unable to continue as Depositary for this Global Note or if at any time the Depositary for this Global Note shall no longer be eligible or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to this Global Note. If a successor Depositary for this Global Note is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election to issue this Note in global form shall no longer be effective with respect to this Global Note and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Notes of this Series in exchange for this Global Note, will authenticate and deliver individual Notes of this Series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of this Global Note.

     The Company may at any time and in its sole discretion determine that all Notes of this Series (but not less than all) issued or issuable in the form of one or more Global Notes shall no longer be represented by such Global Note or Notes. In such event, the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Notes of this Series in exchange for such Global Note, shall authenticate and deliver, individual Notes of this Series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Note or Notes in exchange for such Global Note or Notes.

     Under certain circumstances specified in the Indenture, the Depositary may be required to surrender any two or more Global Notes which have identical terms (but which may have differing Original Issue Dates) to the Trustee, and the Company shall execute and the Trustee shall authenticate and deliver to, or at the direction of, the Depositary a Global Note in principal amount equal to the aggregate principal amount of, and with all terms identical to, the Global Notes surrendered thereto and that shall indicate all Original Issue Dates and the principal amount applicable to each such Original Issue Date.

     The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of Oklahoma.

     Unless the certificate of authentication hereon has been executed by the Trustee, directly or through an Authenticating Agent by manual signature of an authorized officer, this Global Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     All terms used in this Global Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture unless otherwise indicated herein.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                   OKLAHOMA GAS AND ELECTRIC COMPANY

                                   By:
                                       ---------------------------------------
                                                  PRESIDENT

Dated:  July 21, 1997              Attest:
                                           -----------------------------------
                                                  SECRETARY

          TRUSTEE'S CERTIFICATE
            OF AUTHENTICATION

This Note is one of the Notes of the series herein designated, described or provided for in the within-mentioned Indenture.


NATIONSBANK, N.A., AS TRUSTEE

By:
    ------------------------------------
          AUTHORIZED OFFICER

                            OPTION TO ELECT REPAYMENT



     The undersigned hereby irrevocably requests and instructs the Company to repay this Senior Note (or portion thereof specified below) on July 15, 2004 pursuant to its terms at a price equal to the principal amount thereof, together with accrued and unpaid interest to July 15, 2004, to the undersigned at:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

      (Please print or type the name and address of the undersigned above)



     If less than the entire principal amount of this Senior Note is to be repaid on July 15, 2004, specify the principal amount thereof which the holder elects to have repaid: __________; and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Senior Notes to be issued to the holder for the portion of this Senior Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid): _________________

Dated: ________________________



                                   _______________________________________
                                             (Signature)





NOTICE: The signature of this Option to Elect Repayment must correspond with the name as written upon the face of the within Senior Note in every particular without alteration or enlargement or any change whatever.

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -- as tenants in common    UNIF GIFT
                                   MIN ACT -- _____ Custodian _________
                                              (Cust)           (Minor)

TEN ENT -- as tenants by the entireties       Under Uniform Gifts to Minors

JT TEN -- as joint tenants with right of
survivorship and not as tenants in common     --------------------------------
                                                          State

                    Additional abbreviations may also be used
                          though not in the above list.

                                  ____________

               FOR VALUE RECEIVED the undersigned hereby sell(s),
                         assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
                   Please print or typewrite name and address
                      including postal zip code of assignee

-------------------------------------------------
the within note and all rights thereunder, hereby irrevocably constituting and appointing
_____________________________________ attorney to
transfer said note on the books of the Company, with full power of substitution in the premises.

Dated: __________________________________________

                                   -------------------------------------------
                                   NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.